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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549


                                   FORM 8-K


              Current Report Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


                               October 1, 2003
                               ---------------
               Date of Report (Date of earliest event reported)


                          OSI PHARMACEUTICALS, INC.
                          -------------------------
            (Exact name of registrant as specified in its charter)



            Delaware                     0-15190                 13-3159796
        ----------------                 -------               --------------
 (State or other jurisdiction of        (Commission           (I.R.S. Employer
         incorporation)                 File Number)         Identification No.)


                            58 South Service Road
                              Melville, NY 11747
                            ---------------------
                   (Address of principal executive offices)



                                (631) 962-2000
                                --------------
             (Registrant's telephone number, including area code)


                                     N/A
                                --------------
                      (Former name or former address, if
                         changed since last report.)


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ITEM 5.  OTHER EVENTS

         On October 1, 2003, OSI Pharmaceuticals, Inc., a Delaware corporation (the "Company") announced certain results from two first-line non-small cell lung cancer Phase III studies of Tarceva(TM). Details regarding the results are contained in the Company's press release, dated October 1, 2003, attached as
Exhibit 99, and incorporated herein by reference.


ITEM 7.  EXHIBITS

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  EXHIBIT NO.                 DESCRIPTION
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     99             Press release, dated October 1, 2003.
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                                  SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: October 2, 2003                      OSI PHARMACEUTICALS, INC.


                                       By: /s/ Robert L. Van Nostrand
                                           -------------------------------------
                                           Robert L. Van Nostrand
                                           Vice President and Chief Financial
                                           Officer (Principal Financial Officer)



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                                EXHIBIT INDEX

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  EXHIBIT NO.                          DESCRIPTION
------------------------------------------------------------------------------
     99             Press release, dated October 1, 2003.
------------------------------------------------------------------------------